UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 12, 2013

Green Innovations Ltd. (f/k/a Winecom, Inc.)
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-54221	26-2944840
(Commission File Number)	(IRS Employer Identification No.)

80 SW 8thStreet, Suite 2000, Miami, FL	33130
(Address of Principal Executive Offices)	(Zip Code)

(305) 423-7185
(Registrant’s telephone number, including area code)

1222 SE 47th Street, Cape Coral, FL 33904
(Form name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On February 13, 2013, the Company released information in a press release (see Exhibit No. 99.1) regarding sales and purchase orders in excess of $500,000 during the first few months of operations which encompass the fourth quarter of 2012 and the first quarter of 2013.  Additionally, as stated in the press release, the Company has met and exceeded certain milestones as defined in the Company’s licensing agreement with American Hygienics Corporation.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press release dated February 13, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN INNOVATIONS LTD.

Date: February 13, 2013	By:	/s/ Bruce Harmon
Bruce Harmon
Chief Executive Office

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